Name of Subsidiary	State or Other Jurisdiction Under Which Organized

ALEXANDER & BALDWIN, INC.

Subsidiaries as of February 1, 2015

Name of Subsidiary	State or Other Jurisdiction Under Which Organized
SUBSIDIARIES AND RELATED ENTITIES*
A&B II, LLC
   A&B EKS Holdings LLC
   A&B EKS LH LLC
   Entities in which A&B II, LLC is involved
   as a member and/or manager:
      Pohaku Pa’a, LLC**
   Grace Pacific LLC
   G P Maintenance Solutions, Inc.
   G P Roadway Solutions, Inc.
   Grace Pacific Precast, Inc.
   Niu Construction, Inc.
   Oahu Paving Company, Inc.
   Entities in which Grace Pacific LLC is involved as a member and/or manager:
      GLP Asphalt LLC**
   GP/RM Prestress, LLC**
   Maui Paving, LLC**
Alexander & Baldwin, LLC
Entities in which Alexander & Baldwin, LLC is involved as a member and/or manager:
      A&B Gateway LLC
      A&B KRS II LLC
      A&B Little Cottonwood LLC
      A&B Lot 100 LLC
      A&B Mililani Investment LLC
      A&B Napili LLC
      AB Hawaii Royal MacArthur LLC
      ABI Concorde LLC
      ABI Mililani Gateway South LLC
      ABL Ag. LLC
      ABL Exchange LLC
      ABL Hahani LLC
      ABL Hamakua LLC
      ABL Kakaako Commerce 1 LLC
      ABL Kakaako Commerce 2 LLC***
      ABL Kelo LLC
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   McBryde Sugar Company, LLC
      McBryde Resources, Inc.
Entities in which McBryde Sugar Company, LLC is involved as a member and/or manager:
         McBryde Concorde LLC
A & B Properties, Inc.
Entities in which A & B Properties, Inc. is involved as a member and/or manager:
      A&B Airport Hotel LLC
      A&B Alakea LLC
      A&B Deer Valley LLC
      A&B Guam LLC
      A&B Hokua LLC
      A&B Ka Milo LLC
      A&B Kakaako LLC
      A&B Kane LLC
      A&B Kukui’ula Fairway Homes LLC
         ABP-EWP Development LLC**
      A&B Lanihau LLC
      A&B MLR LLC
         MLR Golf Partners LLC**
      A&B Ninigret LLC
      A&B P&L LLC
      A&B Riverside LLC
      A&B Santa Barbara LLC
         Santa Barbara Land and Ranching
            Company, LLC**
      A&B Visalia 1 LLC
      A&B Visalia 3 LLC
      A&B Waianae LLC
A&B Waiawa LLC
      A&B Waikiki LLC
      A&B Wailea LLC
         Wailea MF-7 LLC
         Wailea MF-8 LLC
            Kai Malu Wailea LLC**
      A&B Waipio 100 LLC
      A&B Waipio Shopping Center LLC
      A&B Westridge LLC**
      AB Properties Concorde LLC
      ABP Deer Valley LLC
      ABP Kailua Road LLC
      ABP Kakaako Commerce 1 LLC
      ABP Kakaako Commerce 2 LLC***
      ABP Komohana LLC
      ABP Mililani Gateway LLC
ABP Mililani Gateway South LLC
ABP Napili LLC
ABP Pearl Highlands LLC
ABP Residuary LLC
ABP Savannah-A LLC
      ABP Savannah-B LLC
      ABP Ulupuni LLC
      ABP Windward LLC
      ABX Napili LLC
      Avenue Penn LLC
      Blacksand Hawaii Investment LLC
      Brydeswood Water Company
      Centre Pointe Marketplace, LLC**
      Crossroads Plaza Development
         Partners, LLC**
      Estates of Kahala LLC
      Hokua Development Group LLC**
      Kahului Town Center LLC
      Kamuela Associates LLC**
      KDC, LLC
         BKDC Kauai Estates LLC**
         Kukui’ula Development Company
            (Hawaii), LLC**
            KDCH Workforce Housing LLC**
            Koloa Housing I LLC**
            Kukui’ula Makai LLC**
            Kukui’ula South Shore Community
                 Services, LLC**
            Makai Cottage Model, LLC**
Kukui’ula Housing Development LLC**
   Kukui’ula Model Home LLC**
   Lodge Hale Development, LLC**
Kukui’ula Housing Development II, LLC**
   Kukui’ula Residential Development, LLC**
           Kukui’ula Village LLC**
      Keawe Development LLC
      Kewalo Development LLC**
      KKV Management LLC
      Kona Development Group LLC**
      Mahina Ka Milo LLC**
      Palmdale Trade & Commerce Center, LLC**
      Panama and Gosford Retail, LLC**
      Port Allen Residential LLC
      Rye Canyon Office Partners, LLC**
      Square One Lahaina LLC
      The Collection LLC
      Wailea Estates LLC
      Wailea Water Services LLC
      Waimanu Development LLC
      WDCI Deer Valley LLC
      WDCI Heritage LLC
      WDCI Komohana LLC
Agri-Quest Development Company, Inc.
East Maui Irrigation Company, Limited
   Entities in which East Maui Irrigation
   Company, Limited is involved as a member
   and/or manager:

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EMI Kakaako Commerce LLC EMI Residuary LLC	Hawaii Hawaii
Hawaiian DuraGreen, Inc.	Hawaii
Kahului Trucking & Storage, Inc.	Hawaii
Kauai Commercial Company, Incorporated	Hawaii
Kukui’ula Development Company, Inc.	Hawaii
Entities in which Kukui’ula Development Company, Inc. is involved as a member and/or manager: South Shore Resources LLC Ohanui Corporation Division: Hawaiian Commercial & Sugar Company	Hawaii Hawaii Hawaii

OTHER RELATED ENTITIES Alexander & Baldwin Foundation Alexander & Baldwin Sugar Museum Hawaiian Sugar & Transportation Cooperative	Hawaii Hawaii Hawaii
(a Hawaii agricultural cooperative association)
INACTIVE SUBSIDIARIES* A & B Inc.	Hawaii

* Wholly-owned unless otherwise indicated.
** Partial ownership.
*** Currently managed by third party.

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